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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  November 30, 1998
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                               World Access, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                            0-29782                      65-0044209
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(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                      Number)


945 E. Paces Ferry Road, Suite 2240, Atlanta, Georgia               30326
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:       (404) 231-2025
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 1998, World Access, Inc. ("World Access") announced that it had consummated the business combination with Telco Systems, Inc. ("Telco Systems") contemplated by that certain Agreement and Plan of Merger and Reorganization, dated June 4, 1998, as amended by the First Amendment thereto dated as of October 27, 1998 (as so amended, the "Merger Agreement"), by and between World Access (formerly known as WAXS INC.), WA Telcom Products Co., Inc., a wholly owned subsidiary of World Access (formerly known as World Access, Inc. ("Old World Access")), Tail Acquisition Corporation, a wholly owned subsidiary of World Access ("Merger Sub"), and Telco Systems pursuant to which, among other things, Telco Systems merged with and into Merger Sub with Telco Systems thereupon becoming a wholly owned subsidiary of World Access (the "Merger").

         As a result of the Merger, each outstanding share of Telco Systems common stock, $.01 par value per share, was converted into the right to receive
 .5862 shares of World Access common stock, $.01 par value per share.

         The Merger will be accounted for as a purchase.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement appearing in the Joint Proxy Statement/Prospectus dated November 10, 1998 constituting a part of the Registration Statement on Form S-4 (No. 333-67025) filed by World Access with the Securities and Exchange Commission on November 9, 1998 (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information has been filed with the Securities and Exchange Commission as part of the Registration Statement.

         (c).  Exhibits.

         2.1 Agreement and Plan of Merger and Reorganization, dated as of June 4, 1998 (as amended as of October 27, 1998), among World Access, Old World Access, Merger Sub and Telco Systems (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in the Registration Statement).

         99.1     Press Release issued November 30, 1998.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               WORLD ACCESS, INC.



                               By:  /s/ Martin D. Kidder
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                                        Martin D. Kidder
                                        Its Vice President and Controller




Dated as of November 30, 1998